                                                                   EXHIBIT 10.13


                                 LEASE AGREEMENT


                                 by and between



                           5665 FLATIRON PARKWAY, LTD.
                                    LANDLORD

                                       and



                             SIGNALSOFT CORPORATION
                                     TENANT

                                  LEASE SUMMARY
                                  (Triple Net)


1.      Landlord:                                          5665 FLATIRON PARKWAY, LTD.

2.      Landlord's Address (P. 39):                        7490 Clubhouse Road, #201
                                                           Boulder, Colorado 80301

3.      Tenant:                                            SIGNALSOFT CORPORATION

4.      Tenant's Address (P. 39):                          5665 FLATIRON PARKWAY
                                                           BOULDER, CO 80302

5.      Building and Other                                 5665 FLATIRON PARKWAY
        Improvements (P. 1 A):                             BOULDER, CO 80302

6.      Leased Premises (P. 1 A):                          As set forth on the plan drawing
                                                           attached hereto as Exhibit A.

7.      Rentable Square Footage                            41,345 approximate square feet
        in Premises (P. 1 B):

8.      Tenant's Pro Rata Share:                           100.0%

9.      Base Rent (P. 3 A):                                $17.50 NNN per sq.ft./yr.

10.     Base Rent Adjustment (P. 3 A):                     Base Rent shall adjust on the
                                                           first anniversary date annually
                                                           Three Percent (3.0%)

11.     Rent Concessions:                                  None

12.     Security Deposit (P. 4):                           Equal to the first month's base
                                                           rent.

13.     Irrevocable Letter of Credit:                      In an amount equal to
                                                           $375,000.00; decreasing annually
                                                           by $93,750.00 commencing at the
                                                           end of the second year of the
                                                           primary lease term. SEE GENERAL
                                                           ADDENDUM ITEM NO. 3.

14.     Term (P. 2):                                       Sixty (60) Months

15.     Scheduled Term Commencement Date (P. 2):           April 1, 2001

16.     Term Expiration Date (P. 2):                       March 31, 2006

17.     Permitted Use (P. 16):                             General office, research and
                                                           development.

18.     Tenant Finish Allowance:                           $6.00 per Rentable square foot

19.     Space Planning Allowance:                          $.10 per Rentable square foot.

This is a summary of the contents of the Lease only. This summary shall be read and construed in conjunction with the terms and conditions of the Lease.

LANDLORD'S signature:                           TENANT'S signature:

5665 FLATIRON PARKWAY, LTD.                     SIGNALSOFT CORPORATION
a Colorado limited partnership                  a Delaware Corporation

By:     K & B Properties -                      By:  /s/ DON WINTERS
        5665 Flatiron Parkway, LLC,                 ----------------------------
        its General Partner
                                                Its:  COO
                                                     ---------------------------
By: /s/ MICHAEL S. BERMAN
    --------------------------------
    Michael S. Berman,
    Member

                                TABLE OF CONTENTS


                                                                                                          PAGE
                                                                                                          ----
 TRIPLE NET LEASE SUMMARY ..................................................................................i

 1.    PROPERTY - LEASED PREMISES/SQUARE FOOTAGE ...........................................................1

 2.    TERM ................................................................................................1

 3.    RENT ................................................................................................2

 4.    SECURITY DEPOSIT ....................................................................................4

 5.    TAXES - REAL PROPERTY SPECIAL ASSESSMENTS -
       RESPONSIBILITY ......................................................................................5

 6.    UTILITIES - RESPONSIBILITY ..........................................................................6

 7.    HOLDING OVER. .......................................................................................6

 8.    MODIFICATIONS OR EXTENSIONS .........................................................................6

 9.    SIGNS/CONSTRUCTION - LANDLORD'S APPROVAL -
       TENANT'S RESPONSIBILITY .............................................................................6

10.    MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS
       BY TENANT ...........................................................................................7

11.    SERVICES, MAINTENANCE; REPAIR AND ALTERATIONS
       BY LANDLORD .........................................................................................9

12.    COMPLIANCE WITH LAWS, NUISANCE .....................................................................10

13.    LIABILITY FOR OVERLOAD .............................................................................11

14.    GLASS AND DOOR RESPONSIBILITY ......................................................................11

15.    RULES AND REGULATIONS ..............................................................................11

16.    USE OF PREMISES ....................................................................................11

17.    INSURANCE - RESPONSIBILITY OF TENANT ...............................................................12

18.    INSURANCE - RESPONSIBILITY OF LANDLORD .............................................................12

19.    DAMAGE TO LEASED PREMISES ..........................................................................12

20.    INSPECTION OF AND RIGHT OF ENTRY TO LEASED PREMISES ................................................13

21.    DEFAULT - REMEDIES OF LANDLORD .....................................................................14

22.    RELATIONSHIP OF PARTIES ............................................................................16

23.    LEGAL PROCEEDINGS - RESPONSIBILITY .................................................................17

24.    HOLD HARMLESS BY TENANT ............................................................................17

25.    ASSIGNMENT, SUBLETTING .............................................................................17

26.    WARRANTY OF TITLE ..................................................................................18

27.    ACCESS .............................................................................................18

28.     GOVERNMENTAL ACQUISITION OF PROPERTY ..............................................................18

29.     CHANGES AND ADDITIONS TO IMPROVEMENTS - LANDLORD ..................................................18

30.     SUBORDINATION .....................................................................................19

31.     ESTOPPEL CERTIFICATE ..............................................................................19

32.     LANDLORD'S RELEASE ................................................................................19

33.     MECHANIC'S LIEN - REMOVAL BY TENANT ...............................................................19

34.     GUARANTEE AND FINANCIAL STATEMENTS ................................................................20

35.     MEMORANDUM OF LEASE - RECORDING ...................................................................20

36.     NOTICE PROCEDURE ..................................................................................20

37.     ENTIRE AGREEMENT, ETC. ............................................................................20

38.     BINDING UPON SUCCESSORS - DUPLICATE EXECUTION .....................................................21

39.     PARTIAL INVALIDITY ................................................................................21

40.     MISCELLANEOUS .....................................................................................21

41.     TENANT FINISH AND POSSESSION ......................................................................21

GENERAL ADDENDUM - ........................................................................................22

EXHIBIT "A" - PREMISES FLOOR PLAN .........................................................................24

EXHIBIT "B" - TENANT IMPROVEMENT WORK AGREEMENT ...........................................................26

EXHIBIT "C" - TENANT IMPROVEMENT CHECKLIST ................................................................27

EXHIBIT "D" - RULES AND REGULATIONS .......................................................................28

                                 LEASE AGREEMENT
                                  (Triple Net)

         THIS LEASE AGREEMENT, made and entered into this 2nd day of February, 2001, by and between 5665 FLATIRON PARKWAY, LTD. (hereinafter referred to as "Landlord") and SIGNALSOFT CORPORATION (hereinafter referred to as "Tenant"):

         WITNESSETH:

         In consideration of the covenants, terms, conditions, agreements and payments as hereinafter set forth, the parties hereto covenant and agree as follows:

1.       PROPERTY - LEASED PREMISES/SQUARE FOOTAGE

         A. Leased Premises

                  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord certain space (the "Leased Premises"), the approximate area and location of which are delineated on Exhibit "A" which is attached hereto and incorporated by reference herein. The Leased Premises are, for purposes of this Lease Agreement, considered to be a part of 5665 Flatiron Parkway, Boulder, CO the "Building") and the common elements thereof which is located on the following-described real property:

         LOT 5, FLATIRON INDUSTRIAL PARK, FILING NO. 5, TOGETHER WITH A NON-EXCLUSIVE JOINT ACCESS EASEMENT FOR ACCESS PURPOSES OVER AND ACROSS THE SOUTH 20 FEET OF THE EAST 65 FEET OF LOT 6, FLATIRONS INDUSTRIAL PARK, FILING NO. 5, COUNTY OF BOULDER, STATE OF COLORADO.

otherwise known as 5665 Flatiron Parkway, Boulder, CO. The Building and real property are together referred to as the "Property".

         B. Square Footage

                  The total rentable square footage of the Leased Premises (which includes an additional N/A % which has been added as a factor to account for common elements in the Building, such as elevators, restrooms, heating, ventilation and air conditioning) is listed in P. 7 of the Lease Summary. The leaseable area situated in the 5665 Flatiron Parkway Building, including the Leased Premises, is 41,345 square feet. For all purposes of calculating Tenant's proportional share of costs and expenses of the improvements which are to be paid by Tenant pursuant to the terms hereof (hereinafter referred to as "Tenant's pro rata share"), these square footage figures shall be deemed conclusive. The Tenant's prorate share is its square footage, divided by 41,345 square feet, as listed on P. 8 of the Lease Summary. Square footage is to be based on an independent BOMA standard measurement. Tenant reserves the right to verify all measurements and all measurements shall be adjusted accordingly.

2.       TERM

                  The term of this Lease shall commence at 12:00 noon, on the date listed in P. 14 of the Lease Summary (the "Commencement Date"), and unless terminated or extended as herein provided for, shall end at 12:00 noon on the date listed in P. 15 of the Lease Summary. The foregoing dates may be modified by the terms of the Tenant Improvement Work Agreement ("Work Letter") attached to and incorporated in this Lease as Exhibit "B".

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






3.       RENT

         A. BASE RENT

                  Tenant shall pay to Landlord, at the address of Landlord as herein set forth, the following as rental for the Leased Premises:

                  1. Base Rent. As Initial Base Rent for the Premises, the amount set forth in P. 9 of the Lease Summary multiplied by the number of rentable square feet in the Premises listed in P. 7 of the Lease Summary, for each year of the Term, shall be payable in advance and without notice, in monthly installments of one-twelfth of the annual rental as so determined. The first such installment is due on the Commencement Date and each subsequent installment is due on the first day of each calendar month thereafter. If the Commencement Date or last day of the Term is other than the first day of a calendar month, the monthly rentals set forth herein shall be prorated for the portion of the Term included within the month in which such day occurs. Tenant shall pay the first months rent upon Lease execution.

                  2. Adjustments. Commencing on the first anniversary date of this Lease, and each year thereafter on the same date during the term of this Lease, the base monthly rental due hereunder shall be increased by 3.0% of the Base Rent for the preceding lease year.

         B. OPERATING COSTS

                  1. Operating Costs. In addition to Base Rent, Tenant shall pay to Landlord, at the times and in the manner hereinafter provided, as Additional Rent, its pro rata share of Building and Property Operating Costs.

                           (a) Inclusions: The Operating Costs for which the
Tenant is liable to the Landlord include all reasonable and necessary expenses incurred by Landlord with respect to the maintenance and operation of the Building and land upon which the Premises are a part, including, without limitation, maintenance and repair costs of all systems and improvements, sewer, security, janitorial, trash and snow removal, landscaping, pest control, management fees equal to Four Percent (4%) of the gross annual rent, wages and fringe benefits payable to employees of Landlord, which shall include the costs of property manager(s), whose duties are connected with the operation and maintenance of the Building, all services, supplies, repairs, replacements or other expenses for maintaining, in addition to the Building and land of which the leased Premises are a part, the common and parking areas, and the Premises to the extent such items and services are provided in general to office tenants of the Building. The Landlord shall be liable to Tenant for maintaining all of the above per the standards of a First Class office Building. In the case
Tenant finds Landlord's services to be below that expected by Tenant, Tenant shall notify Landlord of its expectations, alterations to Landlord's services shall not be unreasonably withheld. However, in the case that Tenant requests services beyond that normally included, Tenant understands that an increase in costs may occur. The term Operating Costs also includes all real property taxes and installments of special assessments, and all other taxes, rates,

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




charges, levies or assessments levied upon or assessed against the Property or the Premises. If Landlord employs legal counsel in an effort to reduce or otherwise obtain relief from taxes or assessments which, if successful would have reduced the total Operating Costs, the term Operating Costs shall include the fees of such legal counsel, upon the notification and prior written approval of tenant, which shall not be unreasonably withheld. However, Tenant may initiate a Tax protest without approval of Landlord at tenant's cost. In addition, such insurance costs as are assessable to the Tenant shall be includeable within Operating Costs.

                  (b) Exclusions: The term Operating Costs shall not include any capital improvement to the Building of which the leased Premises are a part (unless such capital improvement is designed for and intended to reduce the total amount of annual Operating Costs for which the Tenant is responsible), nor repair, restoration or other work occasioned by fire, wind, storm or other casualty, income and franchise taxes of Landlord, expenses incurred in leasing to or procuring of tenants, advertising expenses, expenses for the renovating of space for new tenant, interest or principal payments on any mortgage or other indebtedness of Landlord, compensation paid to an employee of Landlord other than the Property Manager and Building Superintendent nor any depreciation allowance on the Building.

         2.       Payment of Operating Costs

                  (i) Prior to the Commencement Date and the beginning of each calendar year thereafter, Landlord shall compute an estimate of Tenant's proportionate share of Operating Costs (including taxes and insurance) for the appropriate calendar year and without further notice Tenant shall pay to Landlord monthly installments of those costs equal to one-twelfth of such estimate simultaneously with Tenant's payments of Base Rent. If at any time during the Term Landlord has reason to believe that the Operating Costs (including tax and insurance) for the calendar year will exceed its prior estimate, Landlord may send an invoice directing Tenant to prepay on a monthly basis Tenant's proportionate share of one-twelfth (or on a quarterly basis to prepay one-fourth) of the amount of such estimated excess.

                  (ii) Within four (4) months following the end of each calendar year, Landlord shall deliver to Tenant a written statement (the "Statement") setting out in reasonable detail the amount of Tenant's proportionate share of Operating Costs (including taxes and insurance) for such calendar year. If the aggregate of installments of those costs actually paid by Tenant to Landlord during such calendar year is less than the amount of payments for such calendar year as detailed in the Statement, Tenant shall remit said difference to Landlord within ten (10) days after the date of delivery of the Statement. If the amount paid by Tenant is greater than the amount detailed in the Statement, Landlord shall pay the difference to Tenant within ten (10) days after delivery of the Statement to Tenant.

                  (c) Dispute Concerning Costs. In the event of any dispute as to the Invoice or Statement, Tenant shall have the right to inspect Landlord's records relative to the costs at the office in which Landlord maintains its records during normal business hours at any time within thirty(30) days following the furnishing by Landlord to Tenant of the Invoice or Statement. Tenant has the right to employ its own accountant for any said audit. If after an

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


audit by Tenant's accountant, if there is still a dispute, a 3rd party CPA associated with a reputable accounting firm with offices in Boulder County, Colorado, selected by Landlord and approved by Tenant will be hired to review both the Landlord and Tenant's accounting. This CPA's ruling shall be absolute and final. Unless Tenant shall take written exception of any item contained within the Invoice or Statement within such Thirty (30)day period, the Invoice or Statement shall be considered as final and accepted by Tenant. If Tenant makes such timely written exception, a certification as to the proper amount of Tenant's proportionate share of Operating Costs shall be made by a Certified Public Accountant designated by Landlord which certification shall be final and conclusive. Tenant agrees to pay the cost of that certification unless it is determined that Landlord's original determination of Tenant's proportionate share of Operating Costs was in error more than ten percent (10%) over Tenant's actual obligation, in which event Landlord shall pay the cost of that certification.

         C. Payment of Rent and Additional Charges - General. All amounts payable by Tenant to Landlord under this Lease, shall be deemed to be Rent and shall be payable and recoverable as Rent in the manner herein provided, and Landlord shall have all rights against Tenant for default in any such payment as in the case of arrears of Rent. Rent shall be paid to Landlord, without deduction or set-off, in legal tender at the address of Landlord as set forth in this Lease, or to such other person or at such other address as Landlord may from time to time designate in writing. Rent shall not be deemed paid until actually received by Landlord. Tenant's obligation to pay Rent shall survive the expiration or earlier termination of this Lease.

         D. Late Fees

                    1. Other Late Payments. In addition to all other remedies provided Landlord, in the event any amounts payable by Tenant to Landlord under this Lease, including the Base Rent, is not received by Landlord on or before five (5) business days after the month for which it is due or such other due date as may be specifically provided herein, Landlord shall be entitled to collect a service charge of One Hundred Dollars, or five percent (5%) of the past due amount, whichever is greater, which shall be due and payable without notice. This amount is the parties' reasonable estimate of the increased accounting, bookkeeping, clerical and other costs which would be incurred by Landlord.


                    2. Not Sufficient Funds. In the event Tenant pays any amount required hereunder by check, which is dishonored for Not Sufficient Funds in the account, Tenant shall also be liable to Landlord for $50.00 per dishonored check plus any additional charges incurred by Landlord resulting from such dishonored check. Further, payment shall not be deemed received until the check is honored or cash or certified funds are paid to Landlord.

4.       SECURITY DEPOSIT.

Tenant has deposited with Landlord the sum listed in P. 12 of the Lease Summary as security for the performance by Tenant of the terms of this Lease. Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for


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

the payment of any rent and additional rent or other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms of this Lease, including, but not limited to, any damages or deficiency in the reletting of the leased property, whether such damages or deficiency accrued before or after summary proceedings or other reentry by Landlord. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit monies with the Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be considered a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds and Tenant shall not be entitled to interest on the deposit. Landlord shall, within Thirty (30)days after the termination of this Lease or surrender and acceptance of the Leased Premises, whichever occurs last, return to Tenant the full security deposit or provide Tenant with a written statement listing the exact reasons for the retention of any portion of the security deposit. In the event of a sale of the Property, Landlord shall have the right to transfer the security deposit to the new owner and Landlord shall thereupon be released from all liability for the return of such security. Tenant shall look solely to the new landlord for the return of such security per the terms of this lease. Landlord shall maintain sufficient funds in an FDIC insured account at all times during the term of this lease to cover the amount of the Security Deposit. Interest may accrue to the Landlord. Tenant shall not assign or encumber the money deposited as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment or encumbrance. Similarly, Landlord shall not encumber nor assign the money deposited as security and Tenant shall not be bound by such encumbrance or assignment; provided, however, that Landlord may assign the security deposit to the new owner in the event of sale of the Building or the Premises. Upon sale of the property, Landlord shall be obligated to transfer the Security Deposit to the new owner subject to the terms of this lease.

5.       TAXES - REAL PROPERTY SPECIAL ASSESSMENTS - RESPONSIBILITY

         A. Landlord's Taxes. Landlord shall pay real estate taxes and assessments, excepting Tenant's Personal Property Taxes under Article 5.B, which are levied, assessed or charged by any governmental authority upon the Property. Tenant shall reimburse to Landlord its prorated share of such taxes as required in P. 3B.

         B. Tenant's Taxes. Tenant shall pay before delinquency every tax, assessment, license fee, excise and other charge, however described, which is levied, assessed or charged against Tenant by any governmental authority upon or on account of:

                  1. Operations at, occupancy of, or conduct of business in or from the Premises by or with the permission of Tenant; and

                  2. Fixtures or personal property in the Premises which do not belong to the Landlord.

                  If the Tenant fails to pay any such tax for which it is liable, and if the non-payment thereof may result in the imposition of any lien against the Building or any other property of Landlord (or the possibility of sale or forfeiture thereof), then Landlord may, following ten (10) days' written notice to Tenant, pay such amount, which amount shall immediately be due and payable to Landlord together with a surcharge of twenty percent (20%) of the


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                                      -5-
amount paid. This surcharge is the parties' reasonable estimate of the cost of funds, and the accounting, bookkeeping, legal and other costs associated with such payment by the Landlord.

         C. Right to Contest. Landlord and Tenant shall each have the right to contest in good faith the validity or amount of any tax, assessment, license fee, excise fee and other charge which it is responsible to pay, provided that no contest by Tenant may involve the possibility of forfeiture, sale or disturbance of Landlord's interest in the Premises and that upon the final determination of any contest by Tenant, Tenant shall immediately pay and satisfy the amount found to be due, together with any costs, penalties and interest.

6.       UTILITIES - RESPONSIBILITY

         Tenant shall promptly pay all charges for heat, gas, water, sewer, electric service and any other utility service used or consumed on the Leased Premises. As to those utilities which are not separately metered or assessed to the Leased Premises, and those which are used in common with other tenants of or portions of the improvements in which the Leased Premises are located, Tenant shall pay to Landlord as Operating Costs under the terms hereof Tenant's pro rata share of said costs. As to any utility services which are separately metered or assessed to the Leased Premises, Tenant shall, within five (5) days from presentation of the statement from Landlord for such utility service as are metered or assessed to the Leased Premises, pay to Landlord as additional rent under the terms hereof the amount of said statement in addition to the above pro rata share of such utility services that are used in common in the improvements in which the Leased Premises are located. In no event shall Landlord be liable for any interruption or failure in the supply of any utility to the Leased Premises or the improvements, whether the obtaining of and/or payment for such utility is the responsibility of Tenant or Landlord.

7.       HOLDING OVER

         If, after expiration of the term of this Lease and all properly exercised extensions thereof, Tenant shall remain in possession of the Leased Premises and continue to pay rent without a written agreement as to such possession, Tenant shall be deemed a month-to-month Tenant and the rental rate during the first month of the holdover period shall not exceed 125% of the last month's Base Rent, and 150% of the last month's Base Rent for any month thereafter. No holding over by Tenant shall operate to renew or extend this Lease without the written consent of Landlord to such renewal or extension having been first obtained.

8.       MODIFICATIONS OR EXTENSIONS

         No modification or extension of this Lease shall be binding unless in writing, signed by the parties hereto and endorsed hereon or attached hereto.

9.       SIGNS/CONSTRUCTION - LANDLORD'S APPROVAL - TENANT'S RESPONSIBILITY

         A. Signs

                  Tenant shall have all signage rights, one hundred percent (100%), to the building including but not limited to building signage and monument signage. Further, prior to delivery to Tenant, Landlord shall remove all signage of previous tenants,

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









including building as well as door and window signage. Tenant shall not erect any sign in, on, or near the Leased Premises, or the improvements of which the Leased Premises are a part regardless of size or value without the prior written consent of Landlord, and all such signs approved by Landlord pursuant hereto shall strictly conform to Landlord's requirements and specifications for the sign and placement thereof, and to the sign code of the City of Boulder and the covenants of Flatirons Park, if any.

         B. Construction - Tenant's Responsibility

                  During the term of this Lease and subject to the provision of 9(C) hereof, Tenant may at Tenant's expense, erect inside partitions, add to existing electric power service, add telephone outlets, add light fixtures, install additional heating and/or air conditioning, or make such other changes or alterations as Tenant may desire. At the end of this Lease, and provided Tenant is not in default hereunder, all such fixtures, equipment, additions and/or alterations (except trade fixtures installed by Tenant and specifically listed in Exhibit C which is attached hereto and incorporated herein) shall be and remain the property of Landlord; provided, however, Landlord shall have the option to require Tenant to remove any or all such fixtures including trade fixtures, equipment, additions and/or alterations and restore the Leased Premises to the condition existing immediately prior to such change and/or installation, normal wear and tear excepted, all at Tenant's cost and expense. All such work shall be done in a good and workmanlike manner and shall consist of new materials unless agreed to otherwise by Landlord. Any and all repairs, changes and/or modifications thereto shall be the responsibility of and at the cost of Tenant.

         C. Construction - Landlord's Approval and Requirements

                  Tenant shall not make any improvement, addition, change, construction or alteration to the interior of the Leased Premises the cost of which is in excess of Two Thousand and no/100 Dollars ($2000.00) without the written approval of Landlord being obtained by Tenant prior to the commencement of such work. Prior to the cutting of any holes in the roof, floor and/or any exterior surfaces and prior to any work being performed and/or any equipment being installed on the roof by Tenant, Tenant shall obtain the written approval of Landlord and, if Tenant fails to obtain such prior written approval, any repairs required to replace the roof, floor and any exterior surfaces to their original condition shall be the responsibility of Tenant and all costs thereof shall be paid by Tenant. As a condition to the granting of any approval required pursuant hereto, Landlord shall have the right to require Tenant to furnish a bond or other security acceptable to Landlord sufficient in the opinion of Landlord to assure completion of any payment for all such work to be so performed.

10.      MAINTENANCE, REPAIR, ALTERATIONS AND IMPROVEMENTS BY TENANT

         A. Conditions of Premises. Except to the extent that Landlord is specifically responsible therefor under this Lease, Tenant shall maintain the Premises and all improvements therein in good order and condition, including:

                  1. Subject to reasonable and ordinary wear and tear, repainting and redecorating the Premises; and

                  2. Making repairs, replacements and alterations as needed, including those necessary to comply with the requirements


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of any governmental or quasi-governmental authority having jurisdiction, except that such repairs, replacements and alterations shall be performed by Landlord and be at Landlord's expense if such governmental or quasi-governmental requirements are of general applicability to all tenants in the Building.

         B. Failure to Maintain Premises. If Tenant fails to perform any obligation under Article 10.A following ten (10) days' written notice from Landlord, then Landlord may enter the Premises and perform such obligations without liability to Tenant for any loss or damage to Tenant thereby incurred (except damage due to willful misconduct or negligence), and Tenant shall pay Landlord for the cost thereof, plus 10% of such cost for overhead and supervision, within ten (10) days of receipt of Landlord's invoice therefor.

         C. Alterations by Tenant. Tenant may from time to time at its own expense make changes, additions and improvements in the Premises to better adapt the same to its business, provided that any such change, addition or improvement shall:

                  1. Comply with the requirements of any governmental or quasi-governmental authority having jurisdiction, except that such repairs, replacements and alterations shall be performed by Landlord and be at Landlord's expense if such governmental or quasi-governmental requirements are of general applicability to all tenants in the Building;

                  2. Be made only with the prior written consent of Landlord which may be given or withheld in Landlord's reasonable discretion, and if consent is given, it may be upon such conditions as Landlord reasonably deems necessary;

                  3. Equal or exceed the then current standard for the Building;

                  4. Be carried out only by persons approved in writing by Landlord, who shall, if required by Landlord, deliver to Landlord, before commencement of the work, performance and payment bonds as well as proof of worker's compensation, public liability and property damage insurance coverage, with Landlord named as an additional insured, in amounts, carried with companies, and in the form reasonably satisfactory to Landlord, which shall remain in effect during the entire period in which the work will be carried out; and

                  5. Become the property of Landlord and be surrendered to Landlord upon termination of the Lease. Landlord may, at its option, require Tenant to remove any physical additions and/or repair any alterations in order to restore the Premises to the condition existing at the time Tenant took possession, all costs of which shall be borne by Tenant regardless of whether such removal and/or repair is undertaken by Tenant or Landlord, before or after the termination of this Lease.

         Any increase in property taxes or fire or casualty insurance premiums for the Building attributable to such change, addition or improvement shall be borne by Tenant. Subsequent to the completion of any such change by Tenant, Tenant at the written request of Landlord, at its sole cost and expense shall provide Landlord with a complete set of as-built drawings reflecting said change.


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

11.      SERVICES, MAINTENANCE, REPAIR AND ALTERATIONS BY LANDLORD

         A. Services to Premises. Subject to Tenant's payment of its Base Rent and such additional charges as are set forth in this Lease, including without limitation, Tenant's percentage share of Operating Costs, Landlord shall provide in the Premises:

                  1. Tenant shall be responsible for heat, ventilation and cooling (subject to governmental restrictions) as may be customary for Class B office buildings in the Boulder area.

         B. Building Services. Landlord shall provide in the Building:

                  1. Domestic running water in washrooms sufficient for the normal and customary use thereof by occupants in the Building;

                  2. Access to and egress from the Premises;

                  3. Heat, ventilation, cooling, lighting, electric power and domestic running water in common areas of the Building;

                  4. Subject to Tenant's payment of its Base Rent and such additional charges as are set forth in this Lease, including without limitation, Tenant's percentage share of Operating Costs, Landlord shall provide in the Premises electrical power for normal lighting and customary small business office equipment (but not including machines of high electrical consumption which may cause overloading of the Building's electrical circuits nor special meter installation and temperature control as may be directly associated therewith).

         C. Maintenance, Repair and Replacement. Except as provided in P. 19, Landlord shall operate, maintain, repair and replace the systems, facilities and equipment directly necessary for the provision of Landlord services under this Article (except as such may be installed by or be the property of Tenant), and shall be responsible for and shall maintain and repair the foundations, structure, (including but not limited to roof, exterior walls, sidewalks and grounds) and supports of the Building and shall maintain and operate the Building as a first class office building, provided that:

                   1. If all or part of such systems, facilities and equipment are destroyed, damaged or impaired, Landlord shall have thirty (30) days following notification of such in which to complete the necessary repair or replacement, and during that time shall be required only to maintain such services as are reasonably possible in the circumstances;

                  2. Landlord may temporarily discontinue such services or any of them at such times as may be necessary due to causes (except lack of funds) beyond the reasonable control of Landlord or for purposes of maintenance, repair, replacement, testing or examination, but at no time shall such discontinuance of service continue for thirty (30) consecutive days;

                  3. Landlord shall use reasonable diligence in carrying out its obligations under this Article;

                  4. Provided that Landlord is properly performing under this Article, no reduction or discontinuance of such services under this Article shall be construed as an eviction of Tenant or (except as specifically provided in this Lease) release Tenant from any

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                                      -9-
obligation of Tenant under this Lease unless such reduction or discontinuance of service shall continue for a period of thirty (30) consecutive days; and if Landlord cannot make the necessary repairs within 90 days of the occurrence then Tenant - at its option - shall have the right to terminate this lease.

                  5. All capital expenditure replacements items, including but not limited to, roof, mechanical and conveyance system, sidewalks, parking lots, and grounds, shall only be allocated to operating expenses based upon each item's proportionate share of depreciation. (For the purpose of clarification, Tenant shall only be responsible for the cost of depreciation that occurs during the term of the lease associated with capital expenditure replacements that occur during the term of the lease.)

         D. Additional Services.

                  1. If from time to time requested in writing by Tenant and to the extent that it is reasonably able to do so, Landlord may provide the Premises services in addition to those set out in this Article, provided that Tenant shall, within ten (10) days of receipt of any invoice for any such additional service pay Landlord therefor at such reasonable rates as Landlord may from time to time establish;

                  2. Tenant shall not without Landlord's written consent install in the Premise equipment (including telephone equipment) which generates sufficient heat to affect the temperature otherwise maintained in the Premises by the air conditioning system as normally operated. Landlord may install supplementary air conditioning units, facilities or services in the Premises, or modify its air conditioning system, as may be reasonably required to maintain proper temperature levels, and Tenant shall pay Landlord within ten (10) days of receipt of any invoice for the cost thereof, including installation, operation and maintenance expense;

         E. Alterations by Landlord. Landlord may from time to time:

                  1. Make repairs, replacements, changes or additions to the structure, systems, facilities and equipment in the Premises where necessary to serve the Premises or other parts of the Building;

                  2. Make changes in or additions to any part of the Building not in or forming part of the Premises; and

                  3. Change or alter the location of any areas of the Building which may, from time to time, be designated by Landlord for use during normal business hours by Tenant in common with all tenants in the Building but under the exclusive control of Landlord, so long as such foregoing changes and/or alterations do not render the Building to be less than a First A office building.

12.      COMPLIANCE WITH LAWS, NUISANCE

         Landlord warrants that at the time of delivery to Tenant for Tenant's Improvements, the Building and Premises are in compliance with all current laws, ADA requirements, as well as the terms set forth in this section and this lease. Tenant shall conform to all present and future laws and ordinances (including building and fire codes) of any governmental or quasi-governmental authority having jurisdiction over the Leased Premises. Tenant shall not commit or

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

suffer any waste on the Leased Premises nor shall Tenant permit any nuisance to be maintained in the Leased Premises or permit any disorderly conduct, common noise or other activity having a tendency to annoy or disturb any occupants of any part of the improvements of which the Leased Premises are a part and/or any adjoining property.

13.      LIABILITY FOR OVERLOAD

         Landlord warrants that at the time of delivery to Tenant for Tenant's Improvements, the Building and Premises are in compliance with all terms set forth in this section and this lease. Tenant shall be liable for the cost of any damage to the Leased Premises, the improvements of which the Leased Premises are part or the sidewalks and pavements adjoining the same which will result from the movement of heavy articles by Tenant. Tenant shall not unduly load or overload the floors or any part of the Leased Premises.

14.      GLASS AND DOOR RESPONSIBILITY

         Landlord warrants, that at the time of delivery to Tenant for Tenant's Improvements, all glass and doors are in a suitable and undamaged state and in compliance with all terms set forth in this section and this lease. All glass and doors on the Leased Premises, including the entrance doors, shall be the responsibility of Tenant. Any replacement or repair of a like kind shall be promptly completed by and at the expense of both Tenant and Landlord, each responsible for one half of all costs, and any change of doors or glass from that previously existing shall be first approved by Landlord in writing.

15.      RULES AND REGULATIONS

         Upon Tenant's approval, which shall not be unreasonably withheld, Landlord reserves the right to adopt and promulgate reasonable rules and regulations applicable to the Leased Premises and the land and improvements of which the Leased Premises are a part and from time to time to amend or supplement said rules or regulations. Notice of such rules and regulations and amendments and supplements thereto shall be given to Tenant, and Tenant agrees to comply with and observe such rules and regulations and amendments and supplements thereto; provided, however, the same shall apply uniformly to all tenants of the improvements of which the Leased Premises are a part. Landlord shall use reasonable efforts to secure compliance by all tenants and other persons with the rules and regulations, but shall not be responsible to Tenant for failure of any person to comply with such rules and regulations. The current rules and regulations are attached as Exhibit D.

16.      USE OF PREMISES

         Tenant shall use the Leased Premises as described in P. 17 of the Lease Summary. The operation of any other business on or any other use of the Leased Premises is hereby expressly prohibited. Tenant shall keep the business being conducted on the Leased Premises open of business during normal business hours of all business days applicable to such business. Nothing in this Lease shall be construed as granting Tenant an exclusive right to the sale or furnishing of any particular merchandise or service. Tenant shall continuously and uninterruptedly during the term of this Lease, occupy and use the Leased Premises for the purposes hereinabove specified unless prevented from so doing by causes beyond Tenant's control. No auction, fire or bankruptcy sales may

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

be conducted in the Leased Premises or on the improvements or real property of which the Leased Premises are a part without the prior written approval and consent of Landlord. Tenant shall not carry any stock of goods or do anything in or about the Leased Premises which will, in any way, void or make voidable or tend to increase the rates for any insurance on the Leased Premises and/or the improvements of which the Leased Premises are a part and/or the real property on which said improvements are located. Tenant agrees to pay, as additional rent, an amount equal to any increase in the insurance premiums that may be charged during the term of this Lease for the amount of the insurance carried by Landlord on the total improvements of which the Leased Premises are a part when such increase results from activities carried on by Tenant on the Leased Premises or the improvements or real property of which the Leased Premises are a part, whether or not Landlord has consented to the same.

17.      INSURANCE - RESPONSIBILITY OF TENANT

         A. Tenant's Insurance. During the Term, Tenant shall maintain at its own expense:

                  1. Property Insurance coverage for all risk or special causes of loss in amounts equal to full replacement value of Tenant's improvements and all property in the Premises which is not owned by Landlord; and

                  2. Liability insurance, with Landlord named as an additional insured, against all claims for bodily injury and property damage in the amount of $1,000,000 per occurrence and $2,000,000 general aggregate.

         Policies for such insurance shall be in a form and with an insurer reasonably acceptable to Landlord. Tenant shall furnish Landlord with satisfactory proof of all insurance policies required to be maintained by Tenant, together with evidence of payment of the premiums thereof and will deliver all renewals without necessity of demand therefor.

18.      INSURANCE - RESPONSIBILITY OF LANDLORD

         The Landlord shall have and maintain in effect at all times, fire, extended coverage and vandalism and malicious mischief insurance in such amounts as shall be determined appropriate by Landlord and shall notify Tenant of the premium therefor. Within fifteen days from receipt of notification of the amount of such premium, Tenant shall pay to Landlord as additional rent due under the terms hereof Tenant's pro rata share of such amount. During the term of this lease, the minimum insurance valuation of Landlord as pertains to the property discussed herein, shall at no time be less than the replacement value of the building and premises.

19.      DAMAGE TO LEASED PREMISES

         If the Building or the Leased Premises are damaged by fire or any other cause, the following provisions shall apply:

         A. If the damage is to such extent that the cost of restoration, as estimated by Landlord, will equal or exceed 30% of the replacement value of the Building, or equal or exceed 30% of the value of the Leased Premises, in its condition just prior to the occurrence of the damage, Landlord may, no later than the 45th day following the damage, give Tenant notice stating that it elects to terminate this Lease. If such notice shall be given: (i) this


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Lease shall terminate on the third day after the giving of said notice; (ii)
Tenant shall surrender possession of the Premises within a reasonable time thereafter; and (iii) the rent and additional rent shall be apportioned as of the date of such surrender and any rent paid for any period beyond said date shall be repaid to Tenant.

         B. If the cost of restoration, as estimated by Landlord shall amount to less than 30% of said replacement value of the Building or of the Leased Premises, or if despite the cost Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord, and Tenant shall not have the right to terminate this Lease. Landlord need not restore fixtures, improvements or other personal property of Tenant.

         C. In any case in which the use of the Premises is affected by any damage to the Building, there shall be either an abatement or an equitable reduction in rent depending on the period for which and the extent to which the premises are not reasonably usable for the purposes for which they are leased hereunder. The words "restoration" and "restore" as used in this paragraph shall include repairs. If the damage results from the fault of Tenant, or Tenant's agents, servants, visitors or licensees, Tenant shall not be entitled to any abatement or reduction of rent, except to the extent, if any, that Landlord receives the proceeds of rent insurance in lieu of such rent.

         D. In any event of loss or damage to the Building, the Premises and/or any contents, each party shall look first to any insurance in its favor before making any claim against the other party; and to the extent possible without additional cost, each party shall obtain, for each policy of such insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of the insurance, and each party, to such extent permitted, for itself and its insurers waives all such insured claims against the other Party (its officers, directors, agents, employees, invitees and subtenants). In the event the Landlord cannot repair the premises within 90 days of the occurrence, and the premises is deemed uninhabitable Tenant may terminate this lease with no penalty.

20.      INSPECTION OF AND RIGHT OF ENTRY TO LEASED PREMISES

         A. Tenant has inspected the Leased Premises and accepts the same in the condition that exists except for Tenant Improvements under construction. However, at the time of delivery to Tenant, Landlord warrants that the condition of the Roof, HVAC and Mechanical Systems as well as Conveyance systems are in good working order and condition and have been consistently maintained.

         B. Landlord and/or Landlord's agents and employees shall have the right to enter the Leased Premises at all times during regular business hours and, at all times during emergencies, to examine the Leased Premises, to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all materials into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while reasonable repairs, alterations, improvements or additions are being made, for reason of loss or interruption of business of Tenant or otherwise.

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


Landlord must, at all time, use reasonable efforts to a) provide notice, b) work around Tenant's requirements, and c) contact the appropriate representative of Tenant.

         C. Landlord reserves the rights, at any time during the term hereof, to exhibit the Leased Premises to any prospective purchaser of the improvements of which the Leased Premises are a part and/or to place upon the Leased Premises and/or the improvements of which the Leased Premises are a part a notice or sign indicating the property is for sale, and, during the six months prior to the expiration of the term of this Lease or any renewal thereof, Landlord may exhibit the premises to prospective tenants and may place upon the Leased Premises notices indicating the Leased Premises are for lease. Landlord must, at all time, use reasonable efforts to a) provide notice, b) work around Tenant's requirements, and c) contact the appropriate representative of Tenant.

21.      DEFAULT - REMEDIES OF LANDLORD

         A. Interest and Costs. Tenant shall pay to Landlord interest at a rate equal to the lesser of 1-1/2% per month, or the maximum rate permitted by applicable law, upon all Rent required to be paid hereunder from and after the fifth day following the due date for payment thereof until the same is fully paid and satisfied. Tenant shall indemnify Landlord against all costs and charges (including legal fees) lawfully and reasonably incurred in enforcing payment thereof, and in obtaining possession of the Premises after default of Tenant or upon expiration or earlier termination of the Term of this Lease, or in enforcing any covenant, provision or agreement of Tenant herein contained.

         B. Right of Landlord to Perform Covenants. All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant, at Tenant's sole cost and expense, and without any abatement of Rent. If Tenant shall fail to perform any act on its part to be performed hereunder, Landlord may (but shall not be obligated to) perform such act without waiving or releasing Tenant from any of its obligations relative thereto. All sums paid or costs incurred by Landlord in so performing such acts under this Article 21.B, together with interest thereon at the rate set out in
Article 21.A from the date each such payment was made or each such costs incurred by Landlord, shall be payable by Tenant to Landlord on demand.

         C. Events of Default. If and whenever:

                  1. Part or all of the Rent hereby reserved is not paid when due ("Monetary Default"); or

                  2. The leasehold interest or any goods, chattels, security deposit or equipment of Tenant is taken in execution or in attachment or if a writ of execution is issued against Tenant; or

                  3. Tenant becomes insolvent or commits an act of bankruptcy;
or

                  4. A receiver shall be appointed for the business, property, affairs or revenues of Tenant; or

                  5. Tenant fails to observe, perform and keep each and every one of the covenants, agreements, provisions, and conditions herein contained to be observed, performed and kept by Tenant (other than non-payment of Rent which is a default under 21.C(l)) and persists in such failure after ten (10) days notice by Landlord

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requiring that Tenant remedy, correct, desist or comply, or if any such breach would reasonably require more than ten (10) days to rectify, unless Tenant commences rectification within the 10-day notice period and cures the subject failure within (30) days from the date of notice; or

                  6. Tenant abandons the Premises or any portion thereof; or

                  7. Tenant does or permits anything to be done which creates a lien upon the Premises, and fails to cause the lien to be removed within thirty
(30) days; then and in any of such cases, at the option of Landlord, the Tenant shall be in default of this Lease.

         D. Landlord's Remedies Upon Default. In addition to any other remedy provided under this Lease, upon the occurrence of any material event of default ("a material event of default shall be a default by Tenant which is either a Monetary Default, or one which significantly effects Landlord's rights under this lease and for which Tenant has been provided notice and a reasonable opportunity to cure and has not done so"), Landlord shall have the option to pursue any one or more of the following remedies with proper notice and demand:

                  1. Give Tenant written notice of intent to terminate this Lease on the date of such notice or on any later date as may be specified therein, whereupon Tenant's right to possession of the Premises shall cease and this Lease, except as to Tenant's liability, shall be terminated. (At Landlord's option and in its sole discretion and if Landlord so expressly notifies Tenant in writing, Landlord may release Tenant from liability hereunder.)

                           (a) In the event this Lease is terminated in
accordance with the provisions of this subparagraph, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated, less the net proceeds, it any, of any reletting of the Premises by Landlord subsequent to such termination, after deducting all Landlord's reasonable expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other charges would have been payable hereunder if this Lease had not been terminated.

                           (b) Alternatively, at the option of the Landlord,
in the event this Lease is so terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, the total Base Rent, with adjustments, to the expiration of the original term of the Lease.

                   2. (a) Re-enter and take possession of the Premises or any part thereof, and repossess the same and expel Tenant and those claiming through and under Tenant, and remove the effects of both or either, using such force for such purposes as may be necessary, without being liable for prosecution thereof, without being deemed guilty of any manner of trespass, and without prejudice to any remedies for arrears of Rent or preceding breach of covenants or conditions. Should Landlord elect to re-enter as provided in this subparagraph, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord


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                                      -15-
may, from time to time, without terminating this Lease, relet the Premises or any part thereof in Landlord's or Tenant's name, but for the account of Tenant, for such Term or Terms (which may be greater or less than the period which would otherwise have constituted the balance of the Term of this Lease) and on such conditions and upon other Terms (which may include concessions of free Rent and alterations and repair of the Premises) as Landlord, in its sole discretion, may determine, and Landlord may collect and receive the Rents therefor. Landlord shall in no way be responsible or liable for any failure to relet the Premises, or any part thereof, or for any failure to collect any Rent due upon such reletting, except that Tenant does not hereby waive any defense which Tenant may have for Landlord's failure to make reasonable efforts to release the Property, on such terms and conditions as Landlord sees fit. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant. No notice from Landlord hereunder or under a forcible entry and detainer statute or similar law shall constitute an election by Landlord to terminate this Lease unless such notice specifically so states. Landlord reserves the right following any such re-entry and/or reletting to exercise its right to terminate this Lease by giving Tenant such written notice, in which event the Lease will terminate as specified in said notice.

                  (b) In the event that Landlord does not elect to terminate this Lease but takes possession as provided for in this subparagraph, Tenant shall pay to Landlord (i) the Rent and other charges as herein provided which would be payable hereunder if such repossession had not occurred, less (ii) the net proceeds, if any, of any reletting of the Premises after deducting all Landlord's reasonable expenses including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorney's fees, expenses of employees, alteration and repair costs and expenses of preparation for such reletting. Tenant shall pay such Rent and other sums to Landlord monthly on the days on which the Rent would have been payable hereunder if possession had not be retaken.

         E. Remedies Cumulative. No reference to nor exercise of any specific right or remedy by Landlord shall prejudice or preclude Landlord from exercising or invoking any other remedy in respect thereof, whether allowed at law or in equity or other such remedy, but Landlord may from time to time exercise any one or more of such remedies independently or in combination.

         F. Fees and Costs. In the event of default by either party that results in litigation, the prevailing party shall be entitled to an award of its reasonable attorneys' fees and litigation expenses in addition to whatever rights are contained within this Lease.

22.      RELATIONSHIP OF PARTIES

         Nothing contained in this Lease shall create any relationship between the parties hereto other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or a joint venturer or a General Partner of a joint or common enterprise with Tenant.

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23.      LEGAL PROCEEDINGS - RESPONSIBILITY

         In the event of any proceeding at law or in equity wherein Landlord, without being in default as to its covenants under the terms hereof and is not a direct party to litigation, shall be made a party to any litigation by reason of Tenant's interest in the Leased Premises with a third party, Landlord shall be allowed and Tenant shall be liable for and shall pay all costs and expenses incurred by Landlord for which Tenant is liable, including reasonable attorney fees. This shall not apply to disputes between the Landlord and Tenant.

24.      HOLD HARMLESS

         The parties hereby indemnify and hold each other harmless from and against any and all liability, claims, losses, expenses, costs, judgments, and/or demands arising from the conduct of the other party on the Leased Premises and/or on account of any operation or actions and/or from any breach or default on the part of the other or any act of negligence of the other, its agents, contractors, servants, employees, licensees, or invitee.

25.      ASSIGNMENT, SUBLETTING

         A. Assignment and Subleasing by Tenant. Tenant shall not have the right to sublease or assign this Lease without Landlord's prior written consent and any attempt to do so shall constitute a material breach of this Lease. If, however, Landlord consents to any sublease, Tenant shall pay to Landlord, in addition to all rents and charges hereunder, 50% of any Base Rent, after all costs, paid by such sublessee in excess of the Base Rent due under this Lease. Landlord shall not unreasonably withhold its consent to an assignment or subletting to an assignee who is wholly owned subsidiary company of Tenant or a company which on the date of execution of this Lease owns substantially all of the outstanding stock of Tenant, or a company which results from the reconstruction, consolidation, amalgamation or merger of Tenant, or a General Partnership in which Tenant has a substantial interest (collectively called "Exempt Entities"), or to any other reputable entity which is financially secure and not inconsistent with the character of the Building and the other tenants. Further, Landlord's consent shall not be required for Exempt Entities, Landlord shall not unreasonably withhold its approval, and Landlord shall provide written notice of its rejection of a proposed subtenant within 10 days of Tenants notice, otherwise the proposed Tenant will be deemed approved. REFER TO GENERAL ADDENDUM ITEM NO. 5. FOR ADDITIONAL PROVISIONS.

         B. First Offer to Landlord. If Tenant wishes to assign or sublet this Lease (except to an Exempt Entity) Tenant shall first offer in writing to assign or sublet (as the case may be) to Landlord on the same terms and conditions and for the same Rent as provided in this Lease. Any such first offer shall be deemed to have been rejected unless within) five (5) business days of receipt thereof Landlord delivers written notice of acceptance to Tenant.

         C. Tenant's Obligations Continue. No assignment, transfer or subletting (or use or occupation of the Premises by any other person) which is permitted under this Article shall in any way release or relieve Tenant of its obligations under this Lease unless such release or relief is specifically granted by Landlord to Tenant in writing.

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





         D. Subsequent Assignments. Landlord's consent to an assignment, transfer or subletting (or use or occupation of the Premises by any other person) shall not be deemed to be a consent to any subsequent assignment, transfer, subletting, use or occupation.

26.      WARRANTY OF TITLE

         Landlord covenants it has good right to lease the Leased Premises in the manner described herein and that Tenant shall peaceably and quietly have, hold, occupy and enjoy the premises during the term of the Lease.

27.      ACCESS

         Landlord shall provide Tenant exclusive access to the Leased Premises through and across land and/or other improvements owned by Landlord at all times (24 hours a day, 7 days a week). Landlord shall have the right to designate, during the term of this Lease, all such exclusive access and other common facilities of the land and/or improvements of which the Leased Premises are a part.

28.      GOVERNMENTAL ACQUISITION OF PROPERTY

         The parties agree that Landlord shall have complete freedom of negotiation and settlement of all matters pertaining to the acquisition of the real property and improvements thereon of which the Leased Premises are a part, it being understood and agreed that any financial settlement respecting land or improvements thereon or portions thereof or rights therein to be taken whether resulting from negotiation and agreement or condemnation proceedings, shall be the exclusive property of Landlord, there being no sharing whatsoever between Landlord and Tenant of any sum received in settlement and Tenant hereby waives any and all claim thereto. Landlord shall, after the taking of the property, provide the same amount of square feet of land area and usable building space for Tenant's operations in the immediate vicinity of the Leased Premises and in the event Landlord cannot do so, Tenant shall have the right to terminate this Lease, but shall not receive payment of any form of compensation. The taking of real property, improvements thereon, portions thereof or rights therein as noted herein shall not be considered as a breach of this Lease by Landlord, nor give rise to any claims in Tenant for damages or compensation from Landlord. If there is a specific award for the relocation of the Tenant the Tenant shall be entitled to the economic benefit of this award. Further, the Tenant shall have the right to independently seek compensation for the cost and expense of relocation under condemnation.

29.      CHANGES AND ADDITIONS TO IMPROVEMENTS - LANDLORD

         Landlord reserves the right at any time to make alterations or additions to the improvements of which the Leased Premises are a part and/or to building additions or other structures adjoining said improvements. Easements for light and air are not included in the leasing of the Leased Premises to Tenant. Landlord further reserves the exclusive right to the roof of the improvements of which the Leased Premises are a part except as provided for in this Lease Agreement. Landlord also reserves the right at any time to relocate, vary and adjust the size of any of the improvements, parking areas or other common areas relating to the land and/or improvements of which the Leased Premises are a part; provided,

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                                      -18-
however, that all such changes shall be in compliance with the minimum requirements of governmental authorities having jurisdiction over the property. The leasable area of the premises will not increase without the prior consent of Tenant. Further, if the Landlord makes any alterations that will reduce the square footage of the premises the Landlord should first obtain the Tenants approval. In the event any alterations made by the Landlord increase the taxable value of the property with no benefit to the Tenant, the Tenant will not be responsible for the increased property tax

30.      SUBORDINATION

         The Tenant agrees that its lease rights will be subordinate to those of any lending institutions making any loan upon the real property of which the Leased Premises are a part. Tenant further agrees to sign reasonable documents reflecting this subordination when and if requested by the Landlord. Landlord will submit a non-disturbance agreement with any subordination documents.


31.      ESTOPPEL CERTIFICATE

         Tenant shall, and agrees to, execute, acknowledge and deliver to Landlord at any time within ten days after request by Landlord a statement in writing certifying if such be the case that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified), the date of commencement of this Lease, the dates on which rent has been paid, and such other information as Landlord shall reasonably request. It is acknowledged by Tenant that any such statement is intended to be delivered by Landlord to and relied upon by prospective purchasers, mortgagees, prospective mortgagees, beneficiaries and prospective beneficiaries under deeds of trust, or assignees thereof.

32.      LANDLORD'S RELEASE

         In the event of a sale or conveyance by Landlord of the improvements of which the Leased Premises are a part, such sale or conveyance shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant, and in such event, Tenant agrees to look solely to the responsibility of the successor-in-interest to Landlord in and to this Lease. The Lease shall not be affected by any such sale or conveyance and Tenant agrees to attorn to the purchaser or assignee of Landlord. Provided however that all deposits and sums held by the Landlord and all Letters of Credit held by the Landlord are transferred to the new owner.

33.      MECHANIC'S LIEN - REMOVAL BY TENANT

         Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the leased property or Tenant's leasehold estate. Tenant shall keep the title to the Property free and clear of any such liens and shall indemnify and hold harmless Landlord against any claim, loss, cost, demand and legal or other expense whether due to a lien or otherwise, arising out of the supply of

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                                      -19-
material, services or labor for such work. Whenever any mechanic's lien shall have been filed against the leased property, based upon any act or interest of Tenant or of anyone claiming through Tenant, or if any security agreement shall have been filed for or affecting any materials, machinery or fixtures used in the construction, repair or operation thereof or annexed thereto by Tenant, Tenant shall immediately notify Landlord and take such action by bonding, deposit or payment as will remove the lien or security agreement. If Tenant has not removed the lien within 30 days after notice to Tenant, Landlord may pay the amount of such mechanic's lien or security agreement or discharge the same by deposit, and the amount so paid or deposited, with interest thereon, shall be deemed additional rent reserved under this Lease, and shall be payable forthwith with interest at the rate of 18% per annum from the date of such advance, and with the same remedies to Landlord as in the case of default in the payment of rent as herein provided.

34.      INTENTIONALLY DELETED

35.      MEMORANDUM OF LEASE - RECORDING

         The parties hereto agree that neither this Lease nor any memorandum hereof shall be recorded, except that Landlord may file or record a copy of this Lease as a security agreement for Landlord's lien, or in accordance with Colorado foreclosure laws.

36.      NOTICE PROCEDURE

         All notices, demands and requests which may or are required to be given by either party to the other shall be in writing and such that are to be given to Tenant shall be deemed to have been properly served if served on Tenant or an employee of Tenant or sent to Tenant by United States registered or certified mail, return receipt requested, properly sealed, stamped and addressed to Tenant at the address listed in the Lease Summary, or at such other place as Tenant may from time to time designate in a written notice to Landlord; and, such as are to be given to Landlord shall be deemed to have been properly given if personally served on Landlord or, if sent to Landlord, United States registered or certified mail, return receipt requested, properly sealed, stamped and addressed to Landlord at 7490 Clubhouse Road, Suite 201, Boulder, Colorado 80301, or at such other place as Landlord may from time to time designate in a written notice to Tenant. Any notice given by mailing shall be effective as of the date of mailing as shown by the receipt given therefor.

37.      ENTIRE AGREEMENT, ETC.

         This Lease and the Exhibits, Riders and/or Addenda, if any attached hereto, set forth the entire agreement between the parties. All Exhibits, Riders or Addenda mentioned in this Lease are incorporated herein by reference. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by the parties hereto. Submission of this Lease for examination does not constitute an option for the Premises and becomes effective as a lease only upon execution by an authorized principal or executive officer of Landlord and delivery thereof by Landlord to Tenant. If any provision contained in a Rider or Addenda is inconsistent with a

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                                      -20-
provision in the body of this Lease, the provision contained in said Rider or Addenda shall control.

38.      BINDING UPON SUCCESSORS - DUPLICATE EXECUTION

         The covenants and agreements herein contained shall bind and inure to the benefit of Landlord and Tenant and their respective successors. This Lease shall be signed by the parties in duplicate, each signed original shall be a complete and effective original Lease. Tenant hereby acknowledges receipt of one of these duplicate original leases.

39.      PARTIAL INVALIDITY

         If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant and condition of this Lease shall be valid and shall be enforced to the fullest extent permitted by law.

40.      MISCELLANEOUS

         All marginal notations and paragraph headings are for purposes of reference and shall not affect the true meaning and intent of the terms hereof. Throughout this Lease, wherever the words "Landlord" and "Tenant" are used, they shall include and apply to the singular, plural, persons both male and female, companies, partnerships and corporations, and in reading said Lease, the necessary grammatical changes required to make the provisions hereof mean and apply as aforesaid shall be made in the same manner as though originally included in said Lease.

41.      TENANT FINISH AND POSSESSION

         Landlord agrees to complete the Premises as set forth in the Tenant Improvement Work Agreement Letter. Other than as set forth in such Work Agreement, Landlord shall have no obligations for the completion of the Premises, and Tenant shall accept the Premises in their "as is" condition.

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date hereof.


LANDLORD:                                       TENANT:


5665 FLATIRON PARKWAY, LTD.                     SIGNALSOFT CORPORATION
a Colorado limited partnership                  a Delaware Corporation

By:     K & B Properties -                      By:  /s/ DON WINTERS
        5665 Flatiron Parkway, LLC,                 ----------------------------
        its General Partner
                                                Its:  COO
                                                     ---------------------------
By: /s/ MICHAEL S. BERMAN
    --------------------------------
    Michael S. Berman,
    Member



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                                      -21-

                                GENERAL ADDENDUM


ADDENDUM ITEM NO. 1: TENANT'S OBLIGATION TO PAY RENT

         a. Notwithstanding the Term Commencement Date of April 1, 2001, and provided Landlord delivers the Premises to Tenant on or before April 1, 2001, Tenant's obligation to pay Base Rent and its proportionate share of Building Operating Costs shall commence on May 1, 2001.

         b. Insomuch as Tenant is currently occupying a portion of the Premises (under a separate Sublease Agreement, expiring March 31, 2001), Tenant shall be obligated to pay to Landlord, a Base Monthly Rent in the amount of $16,032.12 for the month of April 2001. Additionally, Tenant shall be obligated to pay to Landlord its proportionate share of Building Operating Costs for the month of April 1, 2001.

ADDENDUM ITEM NO. 2: OPTION TO RENEW

         So long as Tenant is not currently in Monetary Default under any condition of this Lease and provides Landlord with not less than Five (5) month's written notice prior to the Term Expiration Date, Tenant shall have the Option to Renew this Lease for one (1) additional term of Five (5) Years, under the terms and conditions set forth hereunder, except that the Base Rental due hereunder shall be a rate equal to 95% of the then Fair Market Rent. Fair Market Rent shall be the then current rates, for comparable Office Buildings in the City of Boulder.

ADDENDUM ITEM NO. 3: IRREVOCABLE LETTER OF CREDIT

         Tenant has provided to Landlord an Irrevocable Letter of Credit (LOC) payable upon demand in the original amount of $375,000.00. Tenant shall maintain this LOC for the entire Original Lease Term. Commencing at the end of the second
(2nd) year of the Lease Term and each anniversary date thereafter, the value of the LOC shall decrease at the rate of $93,750.00 per year.

ADDENDUM ITEM NO. 4: SUITABILITY OF ZONING

         Landlord makes no representation as to the suitability of the zoning in place for the particular or specific use intended by the Tenant. It is the obligation of the Tenant to confirm with the municipality that its intended use is acceptable in the zoning category present for the property. Landlord, to the best of its knowledge agree that at the time of delivery to Tenant, the property is zoned for the Permitted Use under Paragraph 17 of the Lease Summary and Paragraph 16 of the Lease.

ADDENDUM ITEM NO. 5: ASSIGNMENT AND SUBLEASE RIGHT

         In the event Tenant elects to sublease all or a portion of the Premises, Landlord agrees to the following:

1. With no legal obligation or warranties to Tenant, Landlord may assist Tenant in securing a new tenant for a lease term that may exceed the lease expiration date of the Lease.




                                      -22-

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
2. With no legal obligation or warranties to Landlord or Tenant, both parties agree to consider paying their proportionate share of reasonable leasing costs.

3. Landlord may release Tenant from the financial obligation of the Lease in favor of a new lease with the new tenant, with equal or better credit.

ADDENDUM ITEM NO. 6: Roof Rights

1. Tenant has the non-exclusive right to install telecommunications equipment on the roof for its use, at no additional cost or expense to the Tenant subject to Landlord's approval which shall not be unreasonably withheld or delayed and subject to City Building Codes and Flatiron Park covenants, if any.

ADDENDUM ITEM NO. 7: Maintenance

1. Landlord and Tenant have discussed the issue of maintenance and the sub-standard levels that have been kept on these premises in the past, in furtherance of resolution, Landlord agrees that the grounds, including parking lot and walkways (including snow and ice removal), bushes and shrubbery, outside windows, and the overall general appearance of the grounds shall be maintained in a manner consistent with a first class office building.



LANDLORD:                                       TENANT:


5665 FLATIRON PARKWAY, LTD.                     SIGNALSOFT CORPORATION
a Colorado limited partnership                  a Delaware Corporation

By:     K & B Properties -                      By:  /s/ DON WINTERS
        5665 Flatiron Parkway, LLC,                 ----------------------------
        its General Partner
                                                Its:  COO
                                                     ---------------------------
By: /s/ MICHAEL S. BERMAN
    --------------------------------
    Michael S. Berman,
    Member


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                                      -23-

                                   EXHIBIT A

                              PREMISES FLOOR PLAN
                                  First Floor


                                  [FLOOR PLAN]


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                                      -24-

                                  EXHIBIT A-1

                              PREMISES FLOOR PLAN
                                  Second Floor



                              [SECOND FLOOR PLAN]


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

                                   EXHIBIT "B"

                        TENANT IMPROVEMENT WORK AGREEMENT



         THIS Tenant Improvement Work Agreement (hereinafter the "WORK LETTER") is a part of the Lease Agreement dated ______________________, ______________, between 5665 FLATIRON PARKWAY, LTD., as "Landlord" and SIGNAL SOFT CORPORATION, as "Tenant."

         Tenant shall accept the Premises in their "as is" condition, with the exception that Landlord will comply with all terms of the lease and, prior to the Commencement Date of the Lease, Landlord agrees to use all commercially reasonable efforts to remove the "practice barrel" located at the Southeast corner of the Building, to re-concrete the area, and to keep the surrounding concrete brick wall intact.

         The Tenant Finish Allowance shall be six dollars ($6) per rentable square foot.

         The Space Planning Allowance shall be ten cents ($.10) per rentable square foot.

         Landlord agrees that upon the receipt of any invoice from Tenant regarding Tenant's Finish or Planning Allowance, Landlord shall pay any and all invoices within thirty (30) days of receipt.

         It is understood between Landlord and Tenant that it is the intention of Tenant to conduct a major overhaul of the premises discussed herein. To this end, Landlord agrees that requests by Tenant for the approval of Tenant improvements and any other work in furtherance of preparing the premises for Tenant's intended purposes shall not be unreasonably withheld or delayed. Further, as time is of the essence, Landlord shall provide its best efforts to approve all Tenant requests as quickly as possible, and in no case shall Landlord reserve judgment for a time period greater than two (2) business days, following receipt of Tenant's request.



LANDLORD:                                       TENANT:


5665 FLATIRON PARKWAY, LTD.                     SIGNALSOFT CORPORATION
a Colorado limited partnership                  a Delaware Corporation

By:     K & B Properties -                      By:  /s/ DON WINTERS
        5665 Flatiron Parkway, LLC,                 ----------------------------
        its General Partner
                                                Its:  COO
                                                     ---------------------------
By: /s/ MICHAEL S. BERMAN
    --------------------------------
    Michael S. Berman,
    Member


                                                                          /s/ MB
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                                      -26-

                                   EXHIBIT "C"

                          TENANT IMPROVEMENT CHECKLIST



                              INTENTIONALLY DELETED



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                                      -27-

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

         It is further agreed that the following Rules and Regulations shall be and are hereby made a part of this Lease, and Tenant agrees that Tenant's employees and agents, or any others permitted by Tenant to occupy or enter the Premises, will at all times abide by said Rules and Regulations, and the covenants of Flatirons Park, if any, to wit:

1. The sidewalks, entries, passages, corridors, stairways, and elevators of the Building shall not be obstructed by Tenant, or Tenant's agents or employees, or used for any purpose other than ingress and egress to and from the Premises.

         A. (1) Furniture, equipment or supplies will be moved in or out of the Building only upon the elevator designated by Landlord. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant. Tenant shall cause its movers to use only the loading facilities and elevator designated by Landlord. In the event Tenant's movers damage the elevator or any part of the Building, Tenant shall forthwith pay to Landlord the amount required to repair said damage.

                  (2) No safe or articles, the weight of which may in the opinion of Landlord constitute a hazard or damage to the Building or Building's equipment, shall be moved into the Premises.

                  (3) Safes and other equipment, the weight of which is not excessive, shall be moved into from and about the Building only during such hours and in such manner as shall be prescribed by Landlord; and Landlord shall have the right to designate the location of such articles in the Premises.

2. Intentionally Deleted

3. Other than ordinary cleaning materials, Tenant shall not do or permit anything to be done in the Premises or bring or keep anything therein which would in any way increase the rate of fire insurance on the Building or on property kept therein, constitute a nuisance or waste, or obstruct or interfere with the rights of other tenants or in any way injure or annoy them, or conflict with the laws relating to fire or with any regulations of the fire department or with any insurance policy upon the Building or any part thereof Or conflict with any of the rules or ordinances of the Department of Health of the City and County where the Building is located.

4. Tenant shall not employ any person or persons other than the janitor or cleaning contractor of Landlord for the purpose of cleaning or taking care of the Premises, without the prior written consent of Landlord. The janitor of the Building may at all times keep a pass key, and other agents of Landlord shall at all times be allowed admittance to the Premises.

5. Water closets and other water fixtures shall not be used for any purpose other than that for which the same are intended; and any damage resulting to the same from misuse on the part of Tenant or Tenant's



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                                      -28-
agents or employees, shall be paid by Tenant. No person shall waste water by tying back or wedging the faucets or in any other manner.

6. Other than for the purpose of assisting employees or guests, no animals shall be allowed in the offices, halls, corridors and elevators of the Building. No persons shall disturb the occupants of this or adjoining buildings or premises by the use of any radio, sound equipment or musical instrument or by the making of loud or improper noises.

7. Bicycles or other vehicles shall not be permitted in the offices, hall, corridors, and elevators in the Building nor shall any obstruction of sidewalks or entrances of the Building by such be permitted.

8. Tenant shall not allow anything to be placed on the outside of the Building without prior written approval of Landlord, nor shall anything be thrown by Tenant or tenant's agents or employees, out of openings or balconies, doors, or down the corridors, elevator shafts, or ventilating ducts or shafts of the Building.

9. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall first have been obtained. A reasonable number of keys to the Premises and the toilet room, if locked by Landlord, will be furnished by Landlord; and neither Tenant nor Tenant's agents or employees shall have any duplicate keys made. At the termination of this tenancy, Tenant shall promptly return to Landlord all key to offices, toilet rooms or vaults.

10. No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies, and/or linings at all windows and hallways.

11. No awnings shall be placed over any window or opening.

12. If any Tenant desires communication, computer or other electric connections, Landlord or Landlord's agents will direct the electricians as to where and how the wire may be introduced; and without such directions, no boring or cutting for wires will be permitted. Any such installation and connection shall be made at Tenant's expense.

13. Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Building Complex.

14. Any painting or decorating as may be agreed to be done by and at the expense of Landlord shall be done during regular weekday working hours. Should Tenant desire such work on Saturdays, Sundays, holidays or outside of regular working hours, Tenant shall pay for the extra cost thereof.

15. Except as permitted by Landlord and for the purposes of decoration, Tenant shall not mark upon, paint signs upon, cut, drill into, drive nails or screws into, or in any way deface the walls, ceilings, partitions or floors of the Premises or of the Building; and any defacement, damage or injury caused by Tenant or Tenant's agents or employees shall be paid for by Tenant.

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                                      -29-

17. Tenant agrees that Landlord may reasonably amend, modify, delete or add new and additional rules and regulations to the use and care of the Premises and the Building of which the Premises are a part. Tenant agrees to comply with all such rules and regulations upon notice to Tenant from Landlord thereof. In the event of any breach of any rules and regulations herein set forth, or any reasonable amendments, modifications or additions thereto, Landlord shall have all remedies in this Lease provided for in the event of default by Tenant.


LANDLORD:                                       TENANT:


5665 FLATIRON PARKWAY, LTD.                     SIGNALSOFT CORPORATION
a Colorado limited partnership                  a Delaware Corporation

By:     K & B Properties -                      By:  /s/ DON WINTERS
        5665 Flatiron Parkway, LLC,                 ----------------------------
        its General Partner
                                                Its:  COO
                                                     ---------------------------
By: /s/ MICHAEL S. BERMAN
    --------------------------------
    Michael S. Berman,
    Member



                                      -30-